UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 17, 2008

WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2nd Floor, 2 North Cascade Avenue, Colorado Springs, CO       80903
(Address of Principal Executive Offices)                                       (Zip Code)

Registrant’s telephone number, including area code: (719) 442-2600

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

        The Company reported today that it had completed the previously announced restatement of its financial statements to correct errors in the amounts recorded for the Company’s postretirement medical benefit obligations and related expenses, its stock-based compensation expense and its state income taxes. The Company has filed its third quarter 2007 financial results which had been delayed pending completion of the restatement process. The Company has also filed the second amendment to its 2006 Annual Report on Form 10-K with the Securities and Exchange Commission to restate its consolidated financial statements as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004, and selected financial information for the years 2002 to 2006. Amended Forms 10-Q for the first and second quarters of 2007 were also filed.

        The Company also reported that it will file a Form 12b-25 which automatically extends the filing deadline for the Company’s Form 10-K for the year ended December 31, 2007 from March 17, 2008 to April 1, 2008. The Company expects to file the Form 10-K for 2007 within the extension period. The reason for the delay is to give the Company additional time to complete all work necessary to provide a final Form 10-K for review by its registered independent accountants, its Audit Committee and its Board of Directors. Because of the short amount of time between the filings of the restatement and Form 10-K for 2007, the Company’s investor conference call will be scheduled to occur after the filing of the Form 10-K for 2007.

        On March 17, 2008, the Company issued a press release announcing the results of the restatement and financial results for the third quarter of 2007 A copy of this press release is attached hereto as Exhibit 99.1.

Item 8.01  Other Events

        The Company also announced the closing of the ROVA power project refinancing occurred today. The Company received a $5.0 million cash distribution as part of the refinancing.

        On March 17, 2008, the Company issued a press release announcing the closing of the ROVA refinancing. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1 - Press release dated March 17, 2008

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: March 17, 2008	By: /s/ David J. Blair
David J. Blair
Chief Financial Officer
(A Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 17, 2008